Exhibit 10.2



                             SHOPOVERSEAS.COM, INC.
                             (A Nevada Corporation)





                    Confidential Private Placement Memorandum





                       SUBSCRIPTION DOCUMENTS FOR C UNITS



     In the event you decide not to participate in this Offering please return the Confidential Placement Memorandum and the Subscription Documents to the principal office of the Company as set forth below.



                             Shopoverseas.com, Inc.
                                4706 18TH AVENUE
                            Brooklyn, New York 11204
                               Tel: (718) 435-5291


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

                             SUBSCRIPTION DOCUMENTS

                                                                    Page


1.       Instructions for Subscribing                                3

2.       Subscription Agreement                                      5

3.       Prospective Purchaser Questionnaire                         24

4.       Registration Rights Agreement                               32

                          INSTRUCTIONS FOR SUBSCRIBING

     NO PERSON WILL BE ACCEPTED AS A PURCHASER PRIOR TO A CLOSING OF THE OFFERING. THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION, IN WHOLE OR IN PART, OR TO ALLOT ANY PROSPECTIVE PURCHASER FEWER THAN THE NUMBER OF UNITS SUBSCRIBED FOR BY SUCH PROSPECTIVE PURCHASER. ANY REPRESENTATION TO THE CONTRARY IS UNAUTHORIZED AND MAY NOT BE RELIED UPON.

Please read the Subscription Agreement carefully. In order to subscribe for the Units you must:

     1. Initial the appropriate box(es) in the Subscription Agreement under the Sections "For Qualified Institutional Buyers" or "For Accredited Investors" on pages 9 through 14.

     2. Initial the appropriate boxes in the Subscription Agreement on pages 17, 18 and 19 and complete item 19(b)(2) (if applicable) and item 19(c) and pages 21 and 22.

     3. Sign and complete the appropriate signature page. If you are a resident of Pennsylvania, you must also append your signature in the place provided immediately below paragraph 15(b) on page 16 of the Subscription Agreement.

     4. Complete pages 22 - 28 of the PROSPECTIVE PURCHASER QUESTIONNAIRE, and sign on pages 26, 27, 28 and 29 of the Questionnaire, as applicable.

     5. Complete and sign the last page of the Registration Rights Agreement (page 40).

     6. Return the above materials along with payment for the amount of your Subscription to the Company at the following address:

                     Shopoverseas.com, Inc.
                     4706 18th Avenue
                     Brooklyn, New York 11204

          Checks should be made payable to "Grushko & Mittman, as Escrow Agent for Shopoverseas.com, Inc." and will be credited to Shopoverseas.com, Inc. subscriptions. Wire transfers should be coordinated in advance of transmission. Wire transmissions should be made as follows:

                     Citibank, N.A.
                     250 Broadway
                     New York, New York 10007
                     ABA Number: 0210000089
                     For Credit to: Grushko & Mittman
                                      IOLA Trust Account
                     Account Number: 037-45208884


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

     7. Each prospective purchaser may be required to provide such additional information as the Company shall reasonably request. In this connection, please note:

          (a) A partnership may be required to provide a copy, among other items, of its Partnership Agreement, as amended, as well as all other documents that authorize the partnership to invest in the Units.

          (b) A corporation may be required to provide a copy, among other items, of its Articles of Incorporation and By-Laws, as amended, in effect as well as all other documents that authorize the corporation to invest in the Units.

          (c) A trust may be required to provide a copy, among other items, of its Declaration of Trust or other governing instrument, as amended, as well as other documents that authorize the trust to invest in the Units.

IF YOU HAVE ANY QUESTIONS ABOUT THE SUBSCRIPTION DOCUMENTS. PLEASE CONTACT THE COMPANY, AT TELEPHONE: (718) 435-5291.

FAILURE TO COMPLY WITH THE ABOVE INSTRUCTIONS MAY CONSTITUTE AN INVALID SUBSCRIPTION, WHICH, IF NOT CORRECTED, COULD RESULT IN THE REJECTION OF YOUR SUBSCRIPTION REQUEST. EVEN IF CORRECTED, THE DELAY MAY RESULT IN (1) THE ACCEPTANCE OF ANOTHER PURCHASER WHOSE SUBSCRIPTION BOOKLET WAS INITIALLY RECEIVED BY THE SELLING AGENT AFTER YOURS OR (2) THE OFFERING BEING CLOSED WITHOUT YOUR SUBSCRIPTION REQUEST BEING CONSIDERED BY THE COMPANY.

                             SUBSCRIPTION AGREEMENT


NOTE: ONE COMPLETED AND EXECUTED COPY OF THIS SUBSCRIPTION AGREEMENT ACCOMPANIED BY PAYMENT FOR THE AMOUNT OF YOUR SUBSCRIPTION, MUST BE RETURNED TO: SHOPOVERSEAS.COM, INC., 4706 18TH AVENUE, BROOKLYN, NEW YORK 11204.


          Name of Subscriber: _________________________________________________
          U.S. Social Security No.:____________________________________________
          Address: ____________________________________________________________
          _____________________________________________________________________
          Telephone: _________________________ Fax: ___________________________
          Number of C Units Subscribed:________________________________________


                             SUBSCRIPTION AGREEMENT

Gentlemen:

     1. Subscription. The undersigned, intending to be legally bound, hereby irrevocably agrees to purchase from Shopoverseas.com, Inc. (the "Company"), a Nevada corporation, the number of Units set forth above and on the signature page hereof, whereby each C Unit consists of 10,000 common shares ($.001 par value per share) and 10,000 Class D Warrants. Each Class D Warrant allows the purchaser to purchase one share of common stock ($.001 par value) for $1.25 until July 31, 2002. The purchase price per C Unit is $12,500.00 (the "Purchase Price"). This Subscription Agreement and the Confidential Private Placement Memorandum dated November 16, 1999, together with any supplements or amendments thereto (the "Memorandum"), relates to an offering of a maximum of 100 C Units for a total of $1,250,000 (the "Offering"). The Units, Common Stock and Common Stock Purchase Warrants comprising the Units and the Common Stock issuable upon exercise of the Warrants are referred to herein as the "Securities".

     2. Payment. The undersigned either (a) encloses herewith a check payable to "Grushko & Mittman as Escrow Agent for Shopoverseas.com, Inc." or (b) has transmitted by wire transfer funds into the Escrow Agent's Escrow Account in the full amount of the purchase price of the Units for which the undersigned is subscribing.

     3. Deposit of Funds. All payments by check made as provided in Section 2 hereof shall be delivered to the Company and, thereafter, such payment will be deposited as soon as practicable in an IOLA trust account maintained by Grushko & Mittman at Citibank, N.A., 250 Broadway, New York, New York 10007, USA, and held in escrow until the earliest to occur of (a) the closing of the sale of Units (the "Closing"), (b) the cancellation of the Offering, (c) the rejection of the subscriber's subscription, or (d) December 31, 1999, which date may be extended by the Company (the "Final Closing Date"). Subscription payments of prospective investors who become shareholders of the Company will be transferred to the Company at one or more Closings. All funds deposited with the Escrow Agent will be held subject to the terms of a Funds Escrow Agreement between the Company and Escrow Agent.

     4. Acceptance of Subscription/Recission. The undersigned understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for Units in whole or in part, notwithstanding prior receipt by the undersigned of a notice of acceptance. If this subscription is rejected by the Company in whole or in part, the Company shall promptly return all funds received from the undersigned and this Subscription Agreement shall thereafter be of no further force or effect. In addition to any other rights granted to the Subscriber or available under State law, in the event the Subscriber has delivered funds to the Company prior to receipt of the Memorandum by the Subscriber, then the Subscriber is granted 72 hours from the receipt of the Memorandum to revoke the subscription and receive back without deduction the entire amount of subscription funds delivered to the Company.

     5. Representations and Warranties. The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company, as follows:

     (a) The undersigned understands that the offering and sale of the Units and the common shares issuable upon exercise of the Warrants are intended to be exempt from registration under the Securities Act of 1933 (the "Securities Act"), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder, and in accordance therewith and in furtherance thereof, the undersigned represents and warrants and agrees as follows:

          (1) The undersigned and/or the undersigned's adviser(s) has/have received the Memorandum, has/have carefully reviewed it and understand(s) the information contained therein;

          (2) The undersigned acknowledges that all documents, records, and books pertaining to this investment (including, without limitation, the Memorandum) have been made available for inspection by the undersigned, the undersigned's attorney, accountant, or adviser(s);

          (3) The undersigned and/or the undersigned's adviser(s) has/have had a reasonable opportunity to ask questions of receive answers from a person or persons acting on behalf of the Company concerning the Offering of the Units and all such questions have been answered to the full satisfaction of the undersigned;

          (4) No oral or written representations have been made other than as stated in the Memorandum, and no oral or written information furnished to the undersigned or to the undersigned's adviser(s) in connection with the Offering of the Units were in any way inconsistent with the information stated in the Memorandum.

          (5) The undersigned is not subscribing for Units as a result of or subsequent to


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

          any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than the Company in connection with investments in securities generally;

          (6) If the undersigned is a natural person, the undersigned has reached the age of majority in the state in which the undersigned resides, has adequate means of providing for the undersigned's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Units for an indefinite period of time, has no need for liquidity in such investment, and, at the present time, could afford a complete loss of such investment;

          (7) The undersigned or the undersigned's purchaser representative, as the case may be, has such knowledge and experience in financial, tax, and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the Offering of the Securities, to evaluate the merits and risks of an investment in the Securities, and to make an informed investment decision with respect thereto;

          (8) The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment;

          (9) The undersigned understands that the Securities have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the undersigned's investment intention. In this connection, the undersigned hereby represents that the undersigned is purchasing the Securities for the undersigned's own account for investment and not with a view toward the resale or distribution to others.

          10) The undersigned understands that there is no public market for the Securities and that no market may develop therefor. The undersigned understands that even if a public market develops for the Securities, Rule 144 promulgated under the Act requires, among other conditions, a two-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The undersigned understands and hereby acknowledges that the Corporation is under no obligation to register the Units or any of the Securities under the Act or any state securities or "blue sky" laws other than as expressly set forth in the Memorandum. The undersigned consents that the Corporation may, if it desires, permit the transfer of the Securities comprising the Units under or issuable upon exercise thereof out of the undersigned's name only when the undersigned's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Corporation that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively, "Securities Laws"). The undersigned agrees to hold the Corporation and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the undersigned contained herein or any sale or distribution by the Subscriber in violation of the Securities Laws.

          (11) The undersigned consents to the placement of a legend on any certificate or other document evidencing the Securities that such Securities have not been registered under the Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The undersigned is aware that the Corporation will make a notation in its appropriate records with respect to the restrictions on the transferability of the Securities.

          (12) The undersigned understands that the Corporation will review this Agreement and is hereby given authority by the undersigned to call undersigned's bank or place of employment or otherwise review the financial standing of the undersigned; and it is further agreed that the Corporation reserves the unrestricted right to reject or limit any subscription, to accept subscriptions for fractional Units and to close the Offering to the undersigned at any time.

          (13) The undersigned hereby represents that the address of the undersigned furnished by the undersigned on the signature page hereof is the undersigned's principal residence if the undersigned is an individual or its principal business address if it is a corporation or other entity.

          (14) The undersigned acknowledges that if he is a Registered Representative of an NASD member firm, he must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 14 below.

          (15) The undersigned recognizes that the Company has only recently been organized, that it has a very limited financial and operating history and that investment in the Company involves substantial risks, including loss of the entire amount of such investment, and has taken full cognizance of and understands all of the risks related to the purchase of the Units.

          (16) The undersigned acknowledges that each certificate representing Securities shall be stamped or otherwise imprinted with a legend substantially in the following form:

               "The securities presented hereby have not been registered under the Securities Act of 1933, as amended or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged, or otherwise disposed of except pursuant to an effective registration statement under such act or such laws or unless an exemption from registration under


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

               such act and such laws, in the opinion of counsel for the holder (which counsel and opinion are reasonably satisfactory to counsel for this Company) is available."

     (b) The undersigned meets the requirements of one of the subparagraphs listed in subparagraph (c) or (d) below as of the date of this Subscription Agreement, and if there is any material change in such status prior to the sale of the Units, the undersigned will immediately furnish such revised or corrected information to the Company.

     [Please insert you initials in the appropriate space to the description applicable to you]


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

     (c)  FOR ACCREDITED INVESTORS

     ___ (1) A natural person who has individual income of more than $200,000 in each of the most recent two years or joint income with that persons's spouse in excess of $300,000 in each of the most recent two years and who reasonably expects to reach that same income level for the current year. For this purpose, "individual income" means adjusted gross income, as reported by a federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, (A) increased by the individual's share (and not a spouse's share) of: (1) the amount of any tax exempt interest income received, (2) amounts contributed to an IRA or Keogh retirement plan (3) alimony paid, and
          (4) the excluded portion of any long-term capital gains, and (B) adjusted, plus or minus, for any non-cash loss or gain, respectively, reported for federal income;

     ___ (2) A natural person whose individual net worth, or joint net worth with that person's spouse, is in excess of $1,000,000. For this purpose, "net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities, provided, however, for the purpose of determining a person's net worth, the principal residence owned by an individual shall be valued at cost, including the cost of improvements, net of current encumbrances upon the property or valued on the basis of a written appraisal used by an institutional lender making a loan secured by the property. For the purposes of this provisions, "institutional lender" means a bank, savings and loan company, industrial loan company, credit union, personal property broker or a company whose principal business is as a lender upon loans secured by real property and which has such loans receivable in the amount of $2,000,000 or more. Any person relying on the appraised value of a principal residence must deliver to the Company, at or prior to the date of execution hereof, a copy of such appraisal;

     ___ (3) A trust, with total assets in excess of $5,000,000, which is not formed for the purpose of acquiring the Units and whose purchase is directed by a person who has such knowledge and experience in financial business matters that such person is capable of evaluating the risks and merits of an investment in the Units;

     ___ (4) A bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in
          Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940; or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; a small business investment company licensed by the U.S. Small Business Administration under
          Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Employee Retirement Income Security Act of 1974, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if the employee benefit plan is a self-directed plan and the investment decision is made solely by persons who are accredited investors;

     ___ (5) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

     ___ (6) An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units with total assets in excess of $5,000,000;

     ___  (7) A director or executive officer of the Company;

                           or

     ___ (8) An entity in which all of the equity owners meet the requirements of at least one of the above subparagraphs for accredited investors.


     (d)  FOR QUALIFIED INSTITUTIONAL BUYERS

     ___ (1) An insurance company as defined in Section 2(13) of the Securities Act, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

     ___ (2) An investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or any business development company as defined in Section 2(a)(48) of that Act, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

     ___ (3) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

     ___ (4) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

     ___ (5) An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

     ___ (6) A business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

     ___ (7) An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation (other than a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution referenced in Section 3(a)(5)(A) of the Securities Act or a foreign bank or savings and loan association or equivalent institution, partnership, or Massachusetts or similar business trust, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

     ___ (8) An investment adviser registered under the Investment Advisers Act of 1940, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

     ___ (9) A dealer registered pursuant to Section 15 of the Exchange Act or 1934, acting for its own account or the accounts of other qualified institutional buyers, which, in the aggregate, owns and invests on a discretionary basis at least $10 million of securities of issuers that are not affiliated with the dealer, provided that securities constituting the whole or a part of an unsold allotment to or subscription by a dealer as a participant in a public offering shall not be deemed to be owned by such dealer;

     ___ (10) A dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 acting in a riskless principal transaction on behalf of a qualified institutional buyer;

     ___ (11) An investment company registered under the Investment Company Act, acting for its own account or for the accounts of other qualified institutional, that is part of a family of investment companies which own, in the aggregate, at least $100 million in securities of issuers, other than issuers that are affiliated with the investment company or are part of such family of investment companies. "Family of investment companies" means any two or more investment companies registered under the Investment Company Act (except for a unit investment trust whose assets consist solely of Units of one or more registered investment companies) that have the same investment adviser (or, in the case of unit investment trusts, the same depositor), provided that for purposes of this paragraph (11);

          (A) Each series of a series company (as defined in Rule 18f-2 under the Investment Company Act) shall be deemed to be a separate investment company; and

          (B) Investment companies shall be deemed to have the same adviser (or depositor) if their adviser (or depositors) are majority-owned subsidiaries of the same parent, or if one investment company's adviser (or depositor) is a majority-owned subsidiary of the other investment company's adviser (or depositor).

     ___ (12) An entity, all of the equity owners of which are qualified institutional buyers, acting for its own account or the accounts of other qualified institutional buyers; and

     ___ (13) A bank as defined in section 3(a)(2) of the Securities Act, savings and loan association or other institution as referenced in
          Section 3(a)(5)(A) of the Securities Act, or foreign bank or savings and loan association or equivalent institution, acting for its own account or the accounts of other qualified institutional buyers, which, in the aggregate, owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it and that has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of execution hereof, in the case of a U.S. bank or savings and loan association, and not more than 18 months preceding the date of execution hereof, in the case of a foreign bank or savings and loan association or equivalent institution.

     (e) The undersigned's overall commitment to investments which are not readily marketable is reasonable in relation to the undersigned's net worth.

     (f) The undersigned hereby agrees to provide such information and to execute and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject, including without limitation, such additional information as the Company or the Placement Agent may deem appropriate with regard to the undersigned's suitability.


     ___  (14)  NASD Affiliation.

     Are you affiliated or associated with an NASD member firm (please check one):

     Yes______           No______

     If Yes, please described:

     ---------------------------------------------------------

     ---------------------------------------------------------

     ---------------------------------------------------------

     * If undersigned is a Registered Representative with an NASD member firm, have the following acknowledgement signed by the appropriate party:


     The undersigned NASD member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.


     _____________________________________
     Name of NASD Member Firm


     By:__________________________________
              Authorized Officer


     Date:________________________________

     The undersigned is informed of the significance to you of the foregoing representations and answers contained in the undersigned representations contained in this Paragraph 5 and such answers have been provided under the assumption that the Corporation will rely on them.

     (g) The undersigned acknowledges:

          (1) That the undersigned is aware that investment in the Units involves a number of very significant risks, and has carefully read and considered the matters set forth under the caption "Risk Factors" in the Memorandum;

          (2) In making an investment decision the undersigned has relied on the undersigned's own examination of the Company and the terms of the Offering, including the merits and risks involved. These Units have not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of the Memorandum or this document. Any representation to the contrary is a criminal offense.

          (3) The undersigned, if executing this Subscription Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or other entity for whom the undersigned is executing this Subscription Agreement, and such individual, ward, partnership, trust, estate, corporation, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company; and

          (4) The representations, warranties, and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the sale of the Units as if made on and of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Units.

     6. Indemnification. The undersigned agrees to indemnify and hold harmless the Company, the Placement Agent, the Selected Dealers and their respective officers, directors, agents, and affiliates against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

     7. Irrevocability; Binding Effect. The undersigned hereby acknowledges and agrees that the subscription hereunder is irrevocable by the undersigned, that, except as required by law, the undersigned is not entitled to cancel, terminate, revoke this Subscription Agreement or any agreements of the undersigned hereunder, and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives, and permitted assigns.

     8. Modification. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

     9. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be personally delivered or deemed delivered the third business day after being mailed by first class mail, to the party to receive same (a) if to the Company, to Shopoverseas.com, Inc., 4706 18th Avenue, Brooklyn, New York 11204, or (b) if to the undersigned, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9). Any notice or other communication given by certified mail shall be deemed given at the time of receipt thereof.

     10. Assignability. This Subscription Agreement and the rights and obligations hereunder are not transferable or assignable by the undersigned.

     11. Applicable Law. Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all of the terms and provisions hereof except by operation of law and laws of decent shall be construed in accordance with the laws of the State of New York without regard to principles of conflicts of law and any dispute brought hereunder shall be brought in a Federal or State court located in either the Southern or Eastern Districts of New York.

     12. Binding Agreement. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Corporation to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

     13. Waiver. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any other provision of this Agreement nor any subsequent breach by that same party.

     14. Future Action. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purpose and intent of this Agreement.

     15. State Securities Laws. Subscribers who reside in CALIFORNIA, PENNSYLVANIA or MASSACHUSETTS also agree and represent as follows:

          (a) THE UNDERSIGNED, IF A CALIFORNIA RESIDENT, REPRESENTS THAT: (1) THE UNDERSIGNED OR THE UNDERSIGNED'S PROFESSIONAL ADVISER CAN PROTECT THE UNDERSIGNED'S INTEREST IN CONNECTION WITH THIS TRANSACTION; (2) THE UNDERSIGNED IS ABLE TO BEAR THE ECONOMIC RISK OF THIS INVESTMENT OR (3) THIS INVESTMENT DOES NOT EXCEED 10% OF SUCH PERSON'S NET WORTH OR JOINT NET WORTH WITH SUCH PERSON'S SPOUSE.

          (b) THE UNDERSIGNED, IF A PENNSYLVANIA RESIDENT, REPRESENTS THAT THE UNDERSIGNED WILL NOT SELL ANY UNITS FOR A PERIOD OF TWELVE (12) MONTHS FROM THE DATE OF PURCHASE IF THIS SUBSCRIPTION IS NOT TIMELY WITHDRAWN PURSUANT TO THE RIGHT OF RECISION GRANTED UNDER THE PENNSYLVANIA SECURITIES ACT, UNLESS SUCH SECURITIES ARE SUBSEQUENTLY REGISTERED UNDER FEDERAL SECURITIES LAWS OR ARE SOLD IN ACCORDANCE WITH PENNSYLVANIA SECURITIES LAWS. ANY OFFEREE WHO IS A RESIDENT OF PENNSYLVANIA HAS THE RIGHT TO WITHDRAW THIS SUBSCRIPTION, WITHOUT INCURRING ANY LIABILITY TO THE

          COMPANY, THE SELLING AGENT OR ANY OTHER PERSON AND TO CANCEL THE PURCHASE OF UNITS, WITHIN TWO (2) BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE COMPANY OF A WRITTEN BINDING CONTRACT OF PURCHASE OR, IN THE CASE OF A TRANSACTION IN WITH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO (2) BUSINESS DAYS AFTER THE INITIAL PAYMENT FOR THE UNITS BEING OFFERED.

SIGNATURE OF PENNSYLVANIA RESIDENT:________________________________

          (c) THE UNDERSIGNED, IF A MASSACHUSETTS RESIDENT, REPRESENTS THAT THE UNDERSIGNED'S INVESTMENT IN THE Units DOES NOT EXCEED 25% OF SUCH PERSON'S NET WORTH OR, IF MARRIED, THE COMBINED NET WORTH OF SUCH PERSON'S SPOUSE AND THE UNDERSIGNED, EXCLUDING PRINCIPAL RESIDENCE AND HOME FURNISHINGS.

     16. Registration Agreement: Grant of Power of Attorney.

     (a) The undersigned understands that each of the subscribers whose subscriptions are accepted by the Company is deemed to have entered into the Registration Rights Agreement annexed hereto (the "Registration Rights Agreement") with the Company pursuant to which the Company may be required to register for sale pursuant to the Securities Act the Units as described in the Memorandum. In order to facilitate the execution and fulfillment of the Registration Agreement the undersigned grants the following power of attorney to the President of the Company and each officer of the Company, for the purposes set forth below.

     (b) The undersigned hereby irrevocably constitutes and appoints the President of the Company and each officer of the Company (the "Attorney"), and each of the foregoing acting individually, in each case with full power of substitution, the true and lawful agent and attorney-in-fact of the undersigned with full power and authority in the undersigned's name, place and stead, to execute and deliver on behalf of the undersigned at any time on or prior to the Final Closing Date the Registration Rights Agreement or any amendments or supplements thereto or any instrument, the execution and delivery by any of said Attorneys of such Registration Rights Agreement, amendment or supplement being conclusive evidence that such execution and delivery were authorized hereby.

     (c) It is expressly understood and intended by the undersigned that the power of attorney granted in paragraph (b) above (the "Power of Attorney") is coupled with an interest, is irrevocable and may be delegated by said Attorney. The Power of Attorney shall survive the death or incapacity of the undersigned, or if the undersigned is a partnership, corporation or trust, the dissolution, liquidation or termination thereof, or the assignment of the undersigned's Units or any part thereof. This Power of Attorney shall terminate upon the earlier to occur of (1) the rejection of the undersigned's Subscription by the Selling Agent and (2) the second business day immediately following the Final Closing Date.

     17. Nature of Subscriber. The undersigned is (check one):

     _____ (a)  One or more individuals
     _____ (b)  A corporation
     _____ (c)  A partnership
     _____ (d)  A trust
     _____ (e)  Another entity or organization,
                namely (please specify): _________________________

     18. Other Certifications. By signing the Signature Page, the undersigned certifies as follows:

     (a) that the undersigned and its grantor (if a trust) or its general partners (if a partnership) have not filed or been involved in bankruptcy proceedings;

     if the undersigned is an individual investor, that one of the following is true and correct (check one):

                   Spouse if
     Purchaser     Co-Owner
     ---------     --------

     ____ ____ (1) I am a United States citizen or resident of the United States for United States federal income tax purposes.

     ____ ____ (2) I am neither a United States citizen nor a resident of the United States for federal income tax purposes.

     (c) if the undersigned is a trust, that the trust has not been established in connection with either (1) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to the provisions of Title I of ERISA, or
(2) a plan described in Section 4975(e)(i) of the Internal Revenue Code and that one of the following is true and correct (check one):

     ____ (1) the Trust is an estate or trust whose income from sources outside the United States is includable in its gross income for United States federal income tax purposes regardless of its connection with a trade or business carried on the United States.

     ____ (2) the Trust is an estate or trust whose income from sources outside the United States is not includable in its gross income for United States federal income tax purposes regardless of its connection with a trade or business carried on in the United States.

     (d) if the undersigned is a partnership, that the assets of the partnership do not constitute "plan assets" within the meaning of ERISA and regulation S 2510.3-101 promulgated thereunder and that one of the following is true and correct (check one):

     ____ (1) the Partnership is a partnership formed in or under the laws of the United States or any political subdivision thereof.

     ____ (2) the Partnership is a partnership not formed in or under the laws of the United States or any political subdivision thereof.

     (e) if the undersigned is a corporation, that the assets of the Corporation do not constitute "plan assets" within the meaning of ERISA and regulation S2510.3-101 promulgated thereunder and that one of the following is true and correct (check one):

     ____ (1) the Corporation is a corporation organized in or under the laws of the United States or any political subdivision thereof.

     ____ (2) the Corporation is a corporation which is neither created nor organized in or under the United States or any political subdivision thereof but which has made an election under either
               Section 897(i) or 897(k) of the United States Internal Revenue Code of 1986, as amended, to be treated as a domestic corporation for certain purposes of United States federal income taxation (A copy of the Internal Revenue Service acknowledgment of the undersigned's election must be attached to this Subscription Agreement if this provision is applicable).

     ____      (3) neither (1) nor (2) above is true.

     19. Matters Relating to the Undersigned's Ownership of Units.

     (a) Ownership of the Units is to be held as follows (check one):

     ____  (1) Individual
     ____  (2) Joint Tenants (with rights of survivorship)
     ____  (3) Tenants in Common (no rights of survivorship)
     ____  (4) Community Property

     (b) All correspondence relating to the undersigned's investment should be sent (check one):

     ____   (1) to the address of the undersigned set forth on the signature page hereof

     ____   (2) to the following address:

                ______________________________
                ______________________________

                ______________________________

     (c) The undersigned may be contacted by telephone at the following telephone number(s):

                    Home: (____) ___________
                    Work: (____) ___________

              SUBSCRIPTION AGREEMENT SIGNATURE PAGE FOR INDIVIDUALS

     IN WITNESS WHEREOF, the undersigned has executed this Agreement this _______ day of ________, 1999.

Number of Units being subscribed for: ______________


                                        ________________________________________
                                        Print Name

                                        ________________________________________
                                        Signature of Investor

                                        ________________________________________
                                        Social Security Number

                                        ________________________________________
                                        Residence Address

     If the purchaser has indicated that the Units will be held as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY, please complete the following:


                                        ________________________________________
                                        Print Name of Spouse or Other Purchaser

                                        ________________________________________
                                        Signature of Spouse or Other Purchaser

                                        ________________________________________
                                        Social Security Number

ACCEPTED AND AGREED:

SHOPOVERSEAS.COM, INC.

By: _______________________________
Name:
Title:
Dated: ____________, 1999

     IF YOU ARE PURCHASING UNITS WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE. IF YOU ARE PURCHASING UNITS WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT ALL AREAS OF THIS AGREEMENT APPLICABLE TO AN INDIVIDUAL PURCHASER.

             SUBSCRIPTION AGREEMENT SIGNATURE PAGE FOR PARTNERSHIPS,
                     CORPORATIONS, TRUSTS, OR OTHER ENTITIES

     IN WITNESS WHEREOF, the undersigned has executed this Agreement this ___ day of _______, 1999.

Number of Units being subscribed for:__________________


                                        ________________________________________
                                        Print Name of Partnership, Corporation,
                                        Trust or other Entity

                                        ________________________________________
                                        (Signature of Authorized Signatory)

                                        Name:___________________________________

                                        Title:__________________________________

                                        Address:________________________________

                                        ________________________________________

                                        ________________________________________

                                        Taxpayer Identification Number:_________

                                        Date of Formation:______________________

                                        Address of Chief Executive Office of
                                        Subscriber:

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________

ACCEPTED AND AGREED:
SHOPOVERSEAS.COM, INC.

By: _______________________________
Name:
Title:
Dated: ______________, 1999

                       PROSPECTIVE PURCHASER QUESTIONNAIRE

                        For Confidential Private Offering
                                       of
                             Shopoverseas.com, Inc.

To:  Shopoverseas.com, Inc.
     4706 18th Avenue
     Brooklyn, New York 11204

The information contained herein is being furnished to you in order to assure you that the undersigned meets the standards of an "Accredited Investor" imposed by Rule 501 of Regulation D promulgated under the Securities Act of 1933 (hereinafter the "Act"). The undersigned understands that (i) you will rely upon the information contained herein for purposes of such determination, (ii) the securities will not be registered under the Act in reliance upon the exemption from registration provided by Section 4 (2) of the Act and Rule 506 of Regulation D, promulgated thereunder and (iii) this questionnaire is not an offer to sell securities to the undersigned.

The undersigned further represents to you that (i) the information contained herein is complete and accurate and may be relied upon by you, and (ii) the undersigned will notify you immediately of any material change in any of such information occurring prior to the purchase of such securities, if any purchase is made, by the undersigned.

THE UNDERSIGNED UNDERSTANDS AND AGREES THAT, ALTHOUGH THIS QUESTIONNAIRE WILL BE KEPT STRICTLY CONFIDENTIAL, THE ISSUER OF ANY SECURITIES PURCHASED BY THE UNDERSIGNED MAY PRESENT THIS QUESTIONNAIRE TO SUCH PARTIES AS IT DEEMS ADVISABLE IF CALLED UPON TO ESTABLISH THE AVAILABILITY UNDER ANY FEDERAL OR STATE SECURITIES LAWS OF AN EXEMPTION FROM REGISTRATION OF THE PRIVATE PLACEMENT.

THIS LETTER IS NOT AN OFFER TO SELL SECURITIES BUT MERELY A REQUEST FOR INFORMATION PURSUANT TO REGULATION D OF THE SECURITIES AND EXCHANGE COMMISSION.

Please complete, sign, date and return one copy of this questionnaire to the Company at Shopoverseas.com, Inc., 4706 18th Avenue, Brooklyn, New York 11204, as soon as possible.

                              PLEASE TYPE OR PRINT

1.       Name: _____________________________________________________________
         Date of Birth: ____________________________________________________
         Social Security Number:____________________________________________
         Citizenship: ______________________     Marital Status: ___________
         Number of Dependents: _________
         Where Registered to Vote:__________________________________________
         State of Issuance of Driver's License: ____________________________

         Home Address:______________________________________________________
         Home Telephone Number:_____________________________________________

2.       Firm Name: ________________________________________________________
         Nature of Business: _______________________________________________
         Position: _________________________________________________________
         Nature of Duties: _________________________________________________
         Business Address: _________________________________________________
         Business Telephone Number: ________________________________________

3. Your employment, positions or occupations during the past 5 years (and the inclusive dates of each) are as follows (Note: What is sought is a sufficient description to enable the Issuer to determine the extent of vocationally related experience in financial and business matters):

         Employment, Position        Nature of
         or Occupation               Duties            From         To
         -------------               ------            ----         --

         ___________________________________________________________________

         ___________________________________________________________________

         ___________________________________________________________________

         ___________________________________________________________________


4.4. Your general, business or professional education, and the degrees received, are as follows:

         School                      Degree                 Year Received
         ------                      ------                 -------------

         ___________________________________________________________________

         ___________________________________________________________________

         ___________________________________________________________________

         ___________________________________________________________________

         ___________________________________________________________________


5. Was your income (from all sources) for each of the latest two complete calendar years more than (check one):

                  ___ $40,000;              ___ $60,000;      ___ $80,000;

                  ___ $100,000;             ___ $200,000;     ___ $500,000.

     (a) What percentage of your income as shown above was derived from sources other than salary? ______________

     (b) Approximately what percentage of your income as shown above remained after payment of Federal, state and local taxes, and after payment of all ordinary and necessary business and/or living expenses? _______________

6. Was your income with that of your spouse for each of the latest two complete calendar years more than (check one):

           ___ $40,000;              ___ $60,000;      ___ $80,000;
           ___ $100,000;             ___ $300,000;     ___ $500,000.

     (a) What percentage of your combined income as shown above is derived from sources other than salary?____________

     (b) Approximately what percentage of your combined income as shown above remained after payment of Federal, state and local taxes, and after payment of all ordinary and necessary business and/or living expenses?_________________

7. Is your income from all sources for the current calendar year reasonably expected to be more than (check one):

           ___ $40,000;              ___ $60,000;      ___ $80,000;
           ___ $100,000;             ___ $300,000;     ___ $500,000.

     (a) What percentage of your income as shown above will be derived for sources other than salary?_________________

     (b) Approximately what percentage of your income as shown above will remain after payment of Federal, state, and local taxes, and after payment of all ordinary and necessary business and/or living expenses?_________________

8. Is your income with that of your spouse from all sources for the current calendar year reasonably expected to be more than (check one):

           ___ $40,000;              ___ $60,000;      ___ $80,000;
           ___ $100,000;             ___ $300,000;     ___ $500,000.

     (a) What percentage of your net worth as shown above is invested in tax "shelter" investments and investments in marketable securities (stocks, bonds, debentures, or notes)? __________________

     (b) What percentage of you net worth as shown above constitutes home, furnishings and automobiles?________________

     (c) What percentage of your net worth as shown above constitutes liquid assets (cash or assets readily convertible to cash)? ____________________

10. Indicate any other investments or contingent liabilities which you reasonably anticipate could cause you to require cash in excess of the amount of cash readily available to you (please specify):

     __________________________________________________________
     __________________________________________________________
     __________________________________________________________

11.  Investment experience:

     (a) Please indicate the frequency of your investment in marketable securities:

     ( ) often;   ( ) occasionally;    ( ) seldom;    ( ) never.

     (b) Please indicate the frequency of your investment in high technology companies:

     ( ) often;   ( ) occasionally;    ( ) seldom;    ( ) never.

     (c) Please indicate the frequency of your investment in options:

     ( ) often;   ( ) occasionally;    ( ) seldom;    ( ) never.

     (d) Please indicate the frequency of your investment in securities purchased on margin:

     ( ) often;   ( ) occasionally;    ( ) seldom;    ( ) never.

     (I) Please indicate the frequency of your investment in unmarketable securities:

     ( ) often;   ( ) occasionally;    ( ) seldom;    ( ) never.

          (ii) Indicate any previously purchased securities which were sold to you in reliance on the private offering exemption from registration under the Securities Act of 1933.

                                                                     Total
             Type of                                   Business      Amount
     Year    Securities      Issuer                    of Issuer     Invested
     ----    ----------      ------                    ---------     --------

     _______________________________________________________________________
     _______________________________________________________________________
     _______________________________________________________________________

12. Please indicate in the space provided below any additional information which you think may be helpful in enabling the Issuer to determine that your knowledge and experience in financial and business matters is sufficient to enable you to evaluate the merits and risks of this investment.

     _______________________________________________________________________
     _______________________________________________________________________

     _______________________________________________________________________

13.  Indicate whether you are acting for your own account:

     Yes__         No __

     (a) If not acting for your own account complete the following:

          (i) Capacity in which you are acting (Trustee or otherwise):
          __________________________

          (ii) Name, address and telephone number of persons you represent:
          ______________________________________________
          ______________________________________________
          ______________________________________________

          (iii) Evidence of authority (please attach).


     NOTE: ANY INDIVIDUALS REPRESENTED BY YOU MUST ALSO BE QUALIFIED AS "PURCHASERS" PURSUANT TO RULE 506 AND THE ACT.

     To the best of my information and belief, the above information supplied by the undersigned is true and correct in all respects.

     IN WITNESS WHEREOF, I have executed this questionnaire this ___ day of _________ , 1999.


                                         ____________________________________
                                         (Signature of Prospective Purchaser)

                 ALL INFORMATION WILL BE TREATED CONFIDENTIALLY

                             SHOPOVERSEAS.COM, INC.

                     PURCHASER REPRESENTATIVE QUESTIONNAIRE

Shopoverseas.com, Inc.
4706 18th Avenue
Brooklyn, New York 11204
(718) 435-5291

Gentlemen:

The information contained herein in being furnished to you in order for you to determine whether a sale of a Unit (the "Units") in Shopoverseas.com, Inc. (the "Company") may be made to the undersigned, pursuant to Section 4 (2) of the Securities Act of 1933 (the "Act") and Regulation D promulgated thereunder. I understand that, (1) you will rely upon the information contained herein for purposes of determining the availability of said exemptions from registration,
(2) the Units will not be registered under the Act in reliance upon the exemption from registration afforded by Section 4 (2) of the Act and Regulation D promulgated thereunder, and (3) this Questionnaire is not an offer to sell the Units or any other securities to the undersigned Purchaser Representative.

I herewith furnish you with the following representations and information:

1. The undersigned is not an affiliate or employee of the Company, its officers, directors or their affiliates or beneficial owner of 10 percent or more of the equity interest in the Company, except as follows: (State "no exceptions", or set forth exceptions and give details).

     ___________________________________________________________________
     ___________________________________________________________________
     ___________________________________________________________________

2. The undersigned has such knowledge and experience in financial and business matters so as to be capable of evaluating, alone, or together with other Purchaser to evaluate fully and accurately the merits and risks of an investment in the Company. The undersigned offers as evidence thereof the following additional information (e.g., investment experience, business experience, professional education):

     ___________________________________________________________________
     ___________________________________________________________________
     ___________________________________________________________________

3. There is no material relationship between the undersigned or his, her, or its affiliates and the Company or its affiliates, which now exists or is mutually understood to be contemplated or which has existed at any time during the previous two years, nor has compensation been received or will be received as a result of any such relationship, except as follows: (State "no exceptions", or set forth exceptions and give details).

     ___________________________________________________________________
     ___________________________________________________________________
     ___________________________________________________________________

The undersigned agrees to notify you promptly of any changes in the foregoing information which may occur prior to the completion of the transaction.

Dated:________________

                                        Very truly yours,


                                        ____________________________________
                                        Print or Type Name


                                        ____________________________________
                                        Signature


                                        ____________________________________
                                        Business Address


                                        ____________________________________


                                        ____________________________________
                                        Telephone


                                        ____________________________________
                                        Principal Profession


                            PURCHASER ACKNOWLEDGEMENT

The undersigned hereby acknowledges that the undersigned acted as Purchaser Representative in connection with evaluating the merits and risks of the undersigned's prospective investment in Shopoverseas.com.

                        WARNING TO PROSPECTIVE PURCHASER

DO NOT EXECUTE THE FOREGOING PURCHASER ACKNOWLEDGEMENT UNLESS AND UNTIL THE PURCHASER REPRESENTATIVE QUESTIONNAIRE PRECEDING SUCH ACKNOWLEDGMENT HAS BEEN COMPLETED IN FULL AND SIGNED.

Under Regulation D, a purchaser representative may not be an affiliate, director, officer or other employee of the Company or any officer, director or beneficial owner of 10 percent or more of any class of the equity securities or 10 percent or more of the equity interest in the Company except where the purchaser is:

     (a) Related to the purchaser representative by blood, marriage or adoption, no more remotely than as first cousin;

     (b) Any trust or estate in which the purchaser representative or any person related to him as specified in Subdivision (a) or (c) collectively have 100 percent of the beneficial interest (excluding contingent interests) or of which any person serves as trustee, executor or in any similar capacity; or

     (c) Any corporation or other organization in which the purchaser representative or any persons related to him as specified in Subdivision
     (a) or (b) collectively are the beneficial owners of 100 percent of the equity securities (excluding directors' qualifying Units) or equity interest.


     ----------------------------------------
     Signature

     ----------------------------------------
     Full Name

     ----------------------------------------
     Date

                          REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (the "Agreement") is made and entered into as of November ____, 1999 by and among Shopoverseas.com, Inc., a Nevada corporation (the "Company"), and the persons and entities who purchase Units in the Company's private placement described in a Private Placement Memorandum dated November 16, 1999 (collectively, the "Investors").


                                   WITNESSETH:

     WHEREAS, the Company will issue Units consisting of Common Stock ("Common Stock") and common stock purchase warrants ("Warrants"); and

     WHEREAS, with respect to the Common Stock and common stock to be acquired by the Investors upon exercise of the Warrants, the Company has agreed to grant to the Investors the rights contained herein.

     NOW, THEREFORE, in consideration of the foregoing recital and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1. Definitions. As used in this Agreement, the following capitalized terms shall have the following respective meanings:

          Closing Date. The term "Closing Date" shall mean the final date of the offering period of the Units, as described in the Private Placement Memorandum, which may be extended by the Company.

          Exchange Act. The term "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

          Holder. The term "Holder" means any person owning of record Registrable Securities or any assignee of record of such Registrable Securities to whom rights under this Agreement have been duly assigned in accordance with this Agreement.

          Person. The term "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          Registrable Securities. The term "Registrable Securities" means all the Common Stock and common stock issuable upon exercise of the Warrants; excluding in all cases, however, any of such securities sold by a Person in a transaction in which rights under this Agreement are not assigned in accordance with this Agreement.

          Registration. The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

          Registration Statement. The term "Registration Statement" shall mean a registration statement filed by the Company with the Commission under the Securities Act providing for the offer and sale of Registrable Securities.

          SEC. The term "SEC" or "Commission" means the U.S. Securities and Exchange Commission.

          Securities Act. The term "Securities Act" means the United States Securities Act of 1933, as amended.

          Warrants. The term Warrants means the Class D common stock purchase warrants of the Company, each of which allows the holder to purchase one share of the Company's common stock ($.001 par value per share) at a price of $1.25 per common share, until July 31, 2002.

     2. Grant of Registration Rights. The Company hereby grants the following registration rights to holders of the Securities offered in the accompanying Private Placement Memorandum.

          (a) On one occasion, for a period commencing 270 days after the Closing Date, but not later than three years after the Closing Date, the Company, upon a written request therefor from any record holder or holders of more than 50% of the aggregate of the "Registrable Securities", shall prepare and file with the SEC a registration statement under the Act covering the Registrable Securities which are the subject of such request, unless such Registrable Securities are the subject of an effective registration statement or are otherwise salable pursuant to an exemption from registration. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within 10 days after the Company gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 2(a). As a condition precedent to the inclusion of Registrable Securities, the holder thereof shall provide the Company with such information as the Company reasonably requests. The obligation of the Company under this
     Section 2(a) shall be limited to one registration statement.

          (b) If the Company at any time proposes to register any of its securities under the Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscriber or Holder pursuant to an effective registration statement, each such time it will give at least 30 days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of the Registrable Securities, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "Seller"). In the event that any registration pursuant to this Section 2(b) or 2(d) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the forgoing provisions, the Company may withdraw any registration statement referred to in this Section 2(b) without thereby incurring any liability to the Seller.

          (c) If, at the time any written request for registration is received by the Company pursuant to Section 2(a), the Company has determined to proceed with the actual preparation and filing of a registration statement under the 1933 Act in connection with the proposed offer and sale for cash of any of its securities for the Company's own account, such written request shall be deemed to have been given pursuant to Section 2(b) rather than Section 2(a), and the rights of the holders of Registrable Securities covered by such written request shall be governed by Section 2(b).

          (d) The Company shall file with the Commission within 120 days of the final Closing Date (the "Filing Date"), and use its reasonable commercial efforts to cause to be declared effective a Registration Statement within 270 days of the Closing Date (the "Effective Date"). The Company will register one share of Common Stock in the aforedescribed registration statement for each share of Common Stock contained in the Units and one share of Common Stock for each common share issuable upon exercise of the Warrants. The Registrable Securities shall be reserved and set aside exclusively for the benefit of the Subscriber and not issued, employed or reserved for anyone other than the Subscriber. the Company may delay the Filing Date and Effective Date during the pendency of negotiations with an underwriter for an initial public offering by the Company of its securities. Any such delay may not be longer than thirty (30) days in connection with the Filing Date and sixty (60) days in connection with the Effective Date.

     3. Registration Procedures. If and whenever the Company is required by the provisions hereof to effect the registration of any shares of Registrable Securities under the Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and promptly provide to the holders of Registrable Securities copies of all filings and Commission letters of comment;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the latest of: (i) six months after the exercise period of the Warrants; or (ii) one year after the Closing Date, and comply with the provisions of the Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Seller's intended method of disposition set forth in such registration statement for such period;

          (c) furnish to the Seller, and to each underwriter if any, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

          (d) use its best efforts to register or qualify the Seller's Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Seller and in the case of an underwritten public offering, the managing underwriter shall reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e) list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

          (f) immediately notify the Seller and each underwriter under such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (g) make available for inspection by the Seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, underwriter, attorney, accountant or agent in connection with such registration statement.

     4. Provision of Documents.

          (a) At the request of the Seller, provided a demand for registration has been made pursuant to Section 2(a) or a request for registration has been made pursuant to Section 2(b), the Registrable Securities will be included in a registration statement filed pursuant to this Agreement. In the event of an underwritten public offering in which the Registrable Securities are so included, the lockup, if any, requested by the managing underwriter may not exceed nine months after the effective date thereof.

          (b) In connection with each registration hereunder, the Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In connection with each registration pursuant to Section 2(a) or 2(b) covering an underwritten public offering, the Company and the Seller agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

     5. Non-Registration Events. The Company and the Subscriber agree that the Seller will suffer damages if any registration statement required under Section 2(a) or 2(b) above is not filed within 90 days after request by the Holder and not declared effective by the Commission within 150 days after such request [or the Filing Date and Effective Date, respectively, in reference to the Registration Statement described in Section 2(d), and maintained in the manner and within the time periods contemplated by Section 3 hereof, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement described in Sections 2(a) or 2(b) is not filed within 90 days of such request, or is not declared effective by the Commission on or prior to the date that is 125 days after such request, or (ii) the Registration Statement described in Section 2(d) is not filed on or before the Filing Date or not declared effective on or before the sooner of the Effective Date, or within five days of receipt by the Company of a communication from the Commission that the registration statement described in Section 2(d) will not be reviewed, or (iii) any registration statement described in Sections 2(a), 2(b) or 2(d) is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) for a period of time which shall exceed 30 days in the aggregate per year but not more than 20 consecutive calendar days (defined as a period of 365 days commencing on the date the Registration Statement is declared effective) (each such event referred to in clauses (i),
(ii) and (iii) of this Section 5 is referred to herein as a "Non-Registration Event"), then, for so long as such Non-Registration Event shall continue, the Company shall pay in cash as Liquidated Damages to each holder of any Registrable Securities an amount equal to two (2%) percent for each thirty (30) days or part thereof, of the Purchase Price of the Registrable Securities then owned of record by such holder as of the occurrence of such Non-Registration Event. Payments to be made pursuant to this Section 5 shall be due and payable immediately upon demand in immediately available funds. Liquidated damages shall not be payable in connection with any Non-Registration Event arising from the exercise of rights granted to an underwriter as described herein, or in connection with delays arising from negotiations with an underwriter as described in Section 2(d) hereof.

     6. Expenses. All expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, fee of one counsel, if any, to represent all the Sellers, and costs of insurance are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Seller, are called "Selling Expenses". The Seller shall pay the fees of its own additional counsel, if any.

          The Company will pay all Registration Expenses in connection with the Registration Statement. All Selling Expenses in connection with each Registration Statement shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such Registration Statement or as all Sellers thereunder may agree.

     7. Indemnification and Contribution.

          (a) In the event of a registration of any Registrable Securities under the Act pursuant to this Agreement, the Company will indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, the underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

          (b) In the event of a registration of any of the Registrable Securities under the Act pursuant to this Agreement, the Seller will indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Registrable Securities sold by the Seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the gross proceeds received by the Seller from the sale of Registrable Securities covered by such registration statement.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 7(c) if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) In order to provide for just and equitable contribution in the event of joint liability under the Act in any case in which either (i) the Seller, or any controlling person of the Seller, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is provided under this Section 7; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the

     Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (A) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     8. Assignment and Amendment. Notwithstanding anything herein to the contrary:

          (a) Registration Rights. The registration rights of a Holder under this Agreement may be assigned to a party who acquires Registrable Securities from a Holder (or a Holder's permitted assigns) only if: (i) such Holder agrees in writing with the transferee or assignee to assign such rights, and the Company is given written notice by the assigning party before, at or after the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and (ii) the transferee or assignee agrees in writing with the Company to be bounded by all of the terms and conditions of this Agreement, including, without limitation, the provisions of this Section 8.

          (b) Amendment of Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors (and/or any of their permitted successors or assigns) holding shares representing and/or exercisable into a majority of all the Registration Securities. Any amendment or waiver effected in accordance with this subsection 8(b) shall be binding upon each Investor, each Holder, each permitted successor or assignee of such Investor or Holder and the Company.

     9. Miscellaneous.

          (a) Notices. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being telecopied (provided that a copy is delivered by first class mail) or on the third business day after being mailed by first class mail, to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section: (i) if to the Company, to Shopoverseas.com, Inc., 4706 18th Avenue, Brooklyn, New York 11204, telecopier number: (718) 972-6196, and (ii) if to the Subscriber, to the name, address and telecopier number set forth on the signature page hereto.

          (b) Entire Agreement; Assignment. This Agreement and the documents referred to herein represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the parties pursuant to Section 8 hereof. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party except as described in
     Section 8 hereof.

          (c) Execution. This Agreement may be executed by facsimile transmission, and in counterparts, each of which will be deemed an original.

          (d) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought exclusively in the state courts of New York or in the federal courts located in the state of New York. The parties and the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

          (e) Adjustments for Stock Splits, etc. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

                                            SHOPOVERSEAS.COM



                                            By:________________________________
                                                 Ethel Schwartz
                                                 President and Director


INVESTOR:



___________________________________
Signature



___________________________________
Print Name



___________________________________
Address

___________________________________
Address


___________________________________
Telecopier Number (must be provided)